Red Robin Gourmet Burgers, Inc. Announces “First Choice” Plan to Drive Long-Term Shareholder Value

Updates Second Quarter Financial Outlook

ENGLEWOOD, Colo. – July 14, 2025 – Red Robin Gourmet Burgers, Inc. (NASDAQ: RRGB) (“Red Robin” or the “Company”), a full-service restaurant chain serving an innovative selection of high-quality gourmet burgers in a family-friendly atmosphere, today announced its “First Choice” plan to drive long-term shareholder value. The Company also provided an updated financial outlook for the second quarter ended July 13, 2025.

Dave Pace, Red Robin’s President and Chief Executive Officer said, “The opportunity for Red Robin is significant, and we’ve put in motion an integrated plan to make us the ‘First Choice’ for guests, team members, and investors. Our First Choice plan includes coordinated initiatives to preserve the progress made under the Company’s previous North Star Plan and build further in critical areas that we need to excel at in order to compete and win.”

Pace continued, “We have launched bold initiatives to generate the resources needed to strengthen our balance sheet, create compelling marketing communication, invest in our restaurant facilities and technology, and consistently deliver everyday value and a great experience to our guests. We are confident the First Choice plan will result in sustainable guest count growth, increased profitability and free cash flow generation, and a great work environment for our team members.”

Through the execution of our plan, Red Robin will be the “First Choice” for:
1)Guests searching for a differentiated restaurant experience;
2)Team Members looking for a great place to work; and
3)Investors seeking reliable returns on their investment.

The “First Choice” Plan Consists of the Following:
Hold Serve: Protect and build on the foundations established under the North Star Plan.
•Maintain and improve operational efficiencies and effectiveness
•Deliver quality food and hospitality every time

•Sustain and extend restaurant level financial performance and expense management
Drive Traffic: Creatively engage with guests and inspire visitation.
•Identify and remove barriers to trial and repeat visits
•Implement the First Choice marketing plan to inspire new and returning guests
•Deliver value for the money to every guest in a family friendly environment
Find Money: Manage expenses and assets to reduce debt and allow for critical investments.
•Deliver consistent financial performance
•Reduce expenses across the system
•Tactically refranchise select company owned restaurants and markets
•Reduce debt and refinance to deliver interest savings
Fix Restaurants: Invest in the physical estate to improve the overall dining experience.
•Address deferred maintenance needs to achieve a competitive standard
•Improve guest facing surroundings to reduce barriers to trial and repeat visitation
•Invest in new technology
Win Together: Create a high-performance environment that attracts and retains the best industry talent.
•Create a “guest facing” culture
•Cultivate an ownership mentality
•Reward performance
•Develop leaders
•“Do the right thing”

Updated Second Quarter Outlook

The Company expects second quarter comparable restaurant sales to decrease approximately 4%, modestly below previously communicated expectations of a decrease of approximately 3%, and now expects Adjusted EBITDA to exceed the prior expectation of $13 million to $16 million. The Company expects to report second quarter results in mid-August.

Todd Wilson, Red Robin’s Chief Financial Officer said, “Our commitments to operational excellence and cost efficiency have delivered meaningful profitability improvements, with the Adjusted EBITDA we expect to report in the first half of 2025 already surpassing our full-year 2024 results. While we continue to address our opportunity to deliver traffic growth, these profitability gains reflect the dedication of our restaurant teams who have embraced an ownership mindset. Combined with the benefit of recent corporate efficiency initiatives, our improved financial foundation provides us with the resources needed to accelerate investments in traffic-driving initiatives.”

Providing Net income (loss) guidance is potentially misleading and not practical given the difficulty of projecting event-driven transactional and other non-core operating items. As such, we do not present a reconciliation of forecasted Adjusted EBITDA to Net income (loss), the corresponding GAAP measure.

Investor Conference Call and Webcast

Red Robin will host an investor conference call to discuss the “First Choice” plan and updated financial expectations for the second quarter and full year fiscal 2025 tomorrow, July 15th at 8:30 a.m. ET. The conference call can be accessed live over the phone by dialing 201-689-8560 which will be answered by an operator or by clicking Call Me™. The conference call should be accessed at least 10 minutes prior to its scheduled start.

A replay will be available from approximately two hours after the end of the conference call and can be accessed by dialing 412-317-6671; the conference ID is 13754725. The replay will be available through Tuesday, July 22, 2025.

The call will be webcast live and later archived on the Company’s Investor Relations website.

About Red Robin Gourmet Burgers, Inc. (NASDAQ: RRGB)
Red Robin Gourmet Burgers, Inc. (www.redrobin.com), is a casual dining restaurant chain founded in 1969 that operates through its wholly owned subsidiary, Red Robin International, Inc., and under the trade name, Red Robin Gourmet Burgers and Brews. We believe nothing brings people together like burgers and fun around our table, and no one makes moments of connection over craveable food more memorable than Red Robin. We serve a variety of burgers and mainstream favorites to Guests of all ages in a casual, playful atmosphere. In addition to our many burger offerings, Red Robin serves a wide array of salads, appetizers, entrees, desserts, signature beverages and Donatos® pizza at select locations. It’s easy to enjoy Red Robin anywhere with online ordering available for to-go, delivery and catering. Sign up for the royal treatment by joining Red Robin Royalty® today and enjoy Bottomless perks and delicious rewards across nearly 500 Red Robin locations in the United States and Canada, including those operating under franchise agreements. Red Robin… YUMMM®!

Forward-Looking Statements
Forward-looking statements in this press release and in the investor conference call regarding the Company’s “First Choice” plan to drive long-term shareholder value, the anticipated impacts of the “First Choice” plan, the Company’s updated financial expectations for the second quarter of fiscal 2025 and all other statements that are not historical facts are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as "expect," "believe," "anticipate," "intend," "plan," "project," "could," "should," "will," "outlook" or "estimate," or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to our ability to implement the “First Choice” plan on anticipated timelines or at all; changes in, and uncertainties regarding the effectiveness of, the “First Choice” plan or our other plans, priorities, operations and/or strategic initiatives; the completion of normal accounting procedures and adjustments with respect to our results for the second quarter of 2025; the global and domestic economic and geopolitical environment including tariffs, counter-tariffs and other trade barriers; our ability to effectively compete in the industry and attract and retain Guests; the adequacy of cash flows and the cost and availability of capital or credit facility borrowings; our ability to service our debt and comply with the covenants in our credit facility; a privacy or security breach or a failure of our information technology systems; the effectiveness and timing of our marketing and branding strategies and impact on reputation, including the loyalty program and social media platforms; changes in consumer preferences; leasing space including the location of such leases in areas of declining traffic; changes in cost and availability of commodities and the uncertain impact of tariffs or other potential disruptions in the supply chain; interruptions in the delivery of food and other products from third parties; pricing increases and labor costs; changes in consumer behavior or preference; aging technology infrastructure; changes in our restaurant base; maintaining and improving our existing restaurants; potential acquisitions or refranchising of our restaurants; our geographic concentration in the Western United States; the retention of our management team; our ability to recruit, staff, train, and retain our workforce; operating conditions, including adverse weather conditions, natural disasters, pandemics, and other events affecting the regions where our restaurants are operated; actions taken by our franchisees that could harm our business or reputation; negative publicity regarding food safety or health concerns; protection of our intellectual property rights; changes in laws and regulations affecting the operation of our restaurants; and an increase in litigation or legal claims by team members, franchisees, customers, vendors, and stockholders. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements and risk factors described from time to time in the Company's Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission.

For Red Robin investor relations questions:
Jeff Priester, ICR
jeff.priester@icrinc.com
(332) 242-4370

For Red Robin media relations questions:
Kathleen Bush, Red Robin Gourmet Burgers, Inc.
kbush@redrobin.com
(303) 846-5114